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3Q17 CALL CURRENT Better/ October 20, 2017 February 14, 2018 Worse 2018E 2019E Global GDP Growth Forecast (1) 2018E: 3.7% 2018E: 3.7% tu 3.7% 3.6% U.S. GDP Growth Forecast (1) 2018E: 2.3% 2018E: 2.7% p 2.7% 2.3% U.S. Unemployment Rate (2) 4.2% 4.1% q 3.9% 3.8% Inflation Rate – U.S. Annual CPI Index (2) 2.2% 2.1% q 2.3% 2.2% Crude Oil ($/barrel) (3) $51 $61 p $60 $60 Control of White House, Senate and HoR (4) R,R,R R,R,R tu R,R,R R,R,R Three-Month Libor (USD) (2) 1.4% 1.8% p 2.3% 2.8% 10-Yr U.S. Treasury Yield (2) 2.4% 2.9% p 2.9% 3.2% GBP-USD (2) 1.32 1.40 p 1.35 1.38 EUR-USD (2) 1.18 1.25 p 1.22 1.25 S&P 500 (2) 2,575 (YTD 16.9%); P/E: 21.9x 2,699 (YTD 1.2%); P/E: 21.8x p 17.3x 15.7x NASDAQ 100 (2) 6,109 (YTD 26.7%); P/E: 26.2x 6,675 (YTD 4.5%); P/E: 26.3x p 20.1x 17.7x RMZ (2)(5) 1,163 (YTD 1.2%); P/AFFO: 18.0x 1,031 (YTD -10.6%); P/AFFO 16.1x q 16.1x N/A IT Spending Growth Worldwide (6) 2018E: 3.3% 2018E: 3.2% q 3.2% 2.7% Server Shipment Worldwide (7) 2018E: 4.0% 2018E: 3.5% q 3.5% 4.4% Global Data Center to Data Center IP Traffic (8) CAGR 2015 - 2020E: 27% CAGR 2016 - 2021E: 25% q CAGR 2016 - 2021E: 25% Global Cloud IP Traffic (8) CAGR 2015 - 2020E: 30% CAGR 2016 - 2021E: 27% q CAGR 2016 - 2021E: 27%

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December 31, 2017 December 31, 2016 December 31, 2017 December 31, 2016 Net (loss) income available to common stockholders 53,306$ 77,682$ 173,148$ 332,088$ Adjustments: Noncontrolling interests in operating partnership 2,138 1,154 3,770 5,298 Real estate related depreciation and amortization (1) 284,924 173,523 830,252 682,810 Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 3,323 2,823 11,566 11,246 Impairment of investments in real estate - - 28,992 - Impairment charge on Telx trade name - - - 6,122 (Gain) loss on sale of properties (30,746) 195 (40,354) (169,902) Noncontrolling interests share of gain on sale of property 3,900 - 3,900 - FFO available to common stockholders and unitholders 316,845$ 255,377$ 1,011,274$ 867,662$ Basic FFO per share and unit 1.48$ 1.58$ 5.68$ 5.69$ Diluted FFO per share and unit 1.48$ 1.58$ 5.65$ 5.67$ Weighted average common stock and units outstanding Basic 213,688 161,317 178,056 152,360 Diluted 214,424 162,060 178,892 153,086 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 287,973 176,581 842,464 699,324 Impairment charge on Telx trade name - - - (6,122) Non-real estate depreciation (3,049) (3,058) (12,212) (10,392) 284,924$ 173,523$ 830,252$ 682,810$ Year Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended

December 31, 2017 December 31, 2016 December 31, 2017 December 31, 2016 FFO available to common stockholders and unitholders -- diluted 316,845$ 255,377$ 1,011,274$ 867,662$ Termination fees and other non-core revenues (1) (447) (33,104) (1,031) (33,197) Significant transaction expenses 15,681 8,961 76,048 20,491 (Gain) loss from early extinguishment of debt - 29 (1,990) 1,011 Costs on redemption of preferred stock - - 6,309 10,328 Bridge facility fees - - 3,181 - Severance accrual and equity acceleration (2) 1,209 672 4,731 6,208 Equity in earnings adjustment for non-core items - - (3,285) - Loss on currency forwards - - - 3,082 Other non-core expense adjustments 2 236 3,077 213 CFFO available to common stockholders and unitholders -- diluted 333,290$ 232,171$ 1,098,314$ 875,798$ Diluted CFFO per share and unit 1.55$ 1.43$ 6.14$ 5.72$ (1) Includes one-time fees, proceeds and certain other adjustments that are not core to our business. (2) Relates to severance charges related to the departure of company executives. Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended Year Ended

December 31, 2017 December 31, 2016 December 31, 2017 December 31, 2016 Net (loss) income available to common stockholders 53,306$ 77,682$ 173,148$ 332,088$ Interest 73,989 56,226 258,642 236,480 (Gain) loss from early extinguishment of debt - 29 (1,990) 1,011 Taxes 545 2,304 7,901 10,385 Depreciation and amortization 287,973 176,581 842,464 699,324 Impairment of investments in real estate - - 28,992 - EBITDA 415,813 312,822 1,309,157 1,279,288 Severance accrual and equity acceleration 1,209 672 4,731 6,208 Transactions 15,681 8,961 76,048 20,491 Gain on sale of properties (30,746) 195 (40,354) (169,902) Non-cash gain on lease termination - (29,205) - (29,205) Equity in earnings adjustment for non-core items - - (3,285) - Loss on currency forwards - - - 3,082 Other non-core expense adjustments 2 236 3,077 213 Noncontrolling interests 6,023 1,065 8,008 5,665 Preferred stock dividends 20,329 17,393 68,802 83,771 Issuance costs associated with redeemed preferred stock - - 6,309 10,328 Adjusted EBITDA 428,311$ 312,139$ 1,432,493$ 1,209,939$ Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (in thousands) (unaudited) Year EndedThree Months Ended

December 31, 2017 December 31, 2016 December 31, 2017 December 31, 2016 Rental revenues 243,242$ 243,495$ 980,994$ 974,918$ Tenant reimbursements - Utilities 38,298 35,888 150,050 149,910 Tenant reimbursements - Other 18,510 16,566 67,018 68,734 Interconnection and other 51,237 46,739 200,693 179,462 Total Revenue 351,287 342,688 1,398,755 1,373,024 Utilities 48,387 45,597 193,446 188,827 Rental property operating 54,891 56,090 216,168 223,531 Property taxes 17,972 17,042 69,363 67,929 Insurance 1,858 1,780 7,663 7,165 Total Expenses 123,108 120,509 486,640 487,452 Net Operating Income 228,179$ 222,179$ 912,115$ 885,572$ Less: Stabilized straight-line rent (3,314)$ (5,199)$ (19,078)$ (18,095)$ Above and below market rent 1,616 2,162 7,637 8,608 Cash Net Operating Income 229,877$ 225,216$ 923,556$ 895,059$ Three Months Ended Year Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited) Guidance (as of February 15, 2018) Net income per diluted share $1.50 - $1.55 Real estate depreciation and (gain)/loss on sale $4.90 - $4.95 Funds From Operations / share (NAREIT-Defined) $6.40 - $6.50 Non-core expenses and revenue streams $0.05 - $0.10 Core Funds From Operations / share $6.45 - $6.60